Income Tax	9 Months Ended
Sep. 30, 2018
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax

The effective tax rate for the periods presented has been established based on Management’s best estimates.

In the nine-month period ended September 30, 2018, Income tax amounted to a $59,068 thousand expense with respect to a profit before income tax of $189,408 thousand. In the nine-month period ended September 30, 2017, Income tax amounted to a $25,330 thousand expense with respect to a profit before income tax of $70,382 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent differences and treatment of tax credits in some jurisdictions.